                                                                   EXHIBIT 10.45

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 26th day of June, 2003 by and between PHARMCHEM, INC. ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

         A. Bank will make credit extensions to PharmChem, Inc. as described in the Loan and Security Agreement (the "Loan Agreement") dated of even date herewith, but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                  (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business;

                  (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest;

                  (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

                  (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

                  (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

                  (f) Grantor shall (i) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate;

                  (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Intellectual Property Collateral;

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

                  (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (i) below;

                  (i) To its knowledge (except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder, except as has been already made or obtained) no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

                  (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects;

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts;

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral or the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months; provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

         6.       Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, as requested by Bank, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

                  (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                           (i)      To modify, in its sole discretion, this IP
Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                           (ii)     To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

                  (a)      An Event of Default occurs under the Loan Agreement;
or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at Grantor' principal place of business. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any reasonable expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

         10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

         12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions.

         16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferees or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Grantor and have delivered a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

           [The remainder of this page is intentionally left blank.]

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

         IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                                  GRANTOR:

4600 N. Beach Street                                 PHARMCHEM, INC.
Haltom City, Texas 76137
                                                     By: /s/David A. Lattanzio
                                                         ----------------------
                                                            David A. Lattanzio
                                                            Vice President & CFO

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated June 26, 2003.

                                   EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                              FIRST DATE
 COPYRIGHT   APPLICATION  DATE OF             OF PUBLIC
DESCRIPTION     NUMBER    FILING   CREATION  DISTRIBUTION
-----------  -----------  -------  --------  ------------

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

                                                       DATE AND
                                                      RECORDATION
                                                       NUMBER OF
                                                    IP AGREEMENT TO
                                       ORIGINAL         OWNER OF
                                       AUTHOR OR    ORIGINAL AUTHOR
                                       OWNER OF       OR OWNER OF
                        FIRST DATE     COPYRIGHT     COPYRIGHT IS
 COPYRIGHT    DATE OF       OF       (IF DIFFERENT  DIFFERENT FROM
DESCRIPTION  CREATION  DISTRIBUTION   FROM GRANTOR      GRANTOR
-----------  --------  ------------  -------------  ---------------

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated June 26, 2003.

                                   EXHIBIT "B"

                                     PATENTS

PATENT
DESCRIPTION  DOCKET NO.  COUNTRY  SERIAL NO.  FILING DATE  STATUS
-----------  ----------  -------  ----------  -----------  ------

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated June 26, 2003.

                                   EXHIBIT "C"

                               FEDERAL TRADEMARKS

  MONDAY, MAY 12, 2003                          PHARMCHEM, INC.'S TRADEMARK STATUS REPORT
  COUNTRY     EUROPEAN COMMUNITY
  TRADEMARK NAME                                                                                APPLN./REG  APPLN./REG
                CLASS                GOODS                                          STATUS      NUMBER      DATE        NEXT
ACTION(S)       DUE DATE             OWNER NAME
  PHARMSCREEN   Int. Classes 5 and   Int. Class 5-Screen test for drugs of abouse   Registered  391649      10/11/1996  Renewal
Due             11-Oct-2006          (including medicines) and Pharmchem,
                42                   their metabolites in urine

                                     Int. Class 42- Forensic screening and
                                     confirmation laboratory services for drugs of abuse (including medicines) and their metabolities.

  MONDAY, MAY 12, 2003                          PHARMCHEM, INC.'S TRADEMARK STATUS REPORT
  COUNTRY     UNITED STATES OF AMERICA
  TRADEMARK NAME                                                                                   APPLN./REG  APPLN./REG
                   CLASS                GOODS                                          STATUS      NUMBER      DATE        NEXT
ACTION(S)          DUE DATE             OWNER NAME
FAST (FEDERAL    Int. Class 42          Providing temporary use of non-downloadable    Registered  2609312     8/20/2002   8/15 Due
AGENCIES                                computer software for tracking, monitoring
SPECIMEN                                and reporting on the transit and status of
TRACKING) (R)                           drug testing specimens; providing an on-line
                                        computer database in the field of drug
                                        testing for tracking, monitoring and reporting
                                        on the transit and status of drug testing
                                        specimens.

PCM (R)          Int. Class 42          Forensic screening and confirmation laboratory Registered  2404736     11/14/2000  8/15 Due
                                        services for drugs of abuse and their
                                        metabolites, and related specimen tracking,
                                        regulatory compliance and litigation support
                                        services.

PHARMCHEK (R)    Int. Class 10          Patches used to collect body fluids for        Registered  2077799     7/8/1997    8/15 Due
                                        analysis.

PHARMSCREEN (R)  Int. Class 5           5-screen test for drugs of abuse and their     Registered  2155538     5/5/1998    8/15 Due
                                        metabolites in urine.

PHARMTRACK (R)   Int. Class 42          Providing temporary use of non-downloadable    Registered  2609311     8/20/2002   8/15 Due
                                        computer software for tracking, monitoring
                                        and reporting on the transit and status of
                                        drug testing specimens; providing an on-line
                                        computer database in the field of drug testing
                                        for tracking, monitoring and reporting on the
                                        transit and status of drug testing specimens.

PHARMVIEW (TM)   Int. Class 5           Screening kits for detecting drugs of abuse    Published   78/148757   7/30/2002   Status
Check-Reg. Cert  01-Sep-2003            and their metabolites in Pharmchem,
                                        urine, comprised of a reagent test strip and
                                        collection cup.

PREMIUM          Int. Class 42          Forensic screening and confirmation laboratory Abandoned   75/589121   11/16/1998
COMPREHENSIVE                           services for drugs of abuse and their
MANAGEMENT                              metabolites and related specimen tracking,
                                        regulatory compliance and litigation support
                                        services.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

                                STATE TRADEMARKS

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated June 26, 2003.

                                   EXHIBIT "D"

                                   MASK WORKS

NONE.

                                                           IP Security Agreement
                                                               [PharmChem, Inc.]